Exhibit 10.3

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made and entered as of June [●], 2025, by and between [●] (the “Purchaser”) and OneMedNet Corporation (the “Company”).

WHEREAS, Purchaser desires to make an additional investment in the Company to fund working capital and other general corporate purposes of the Company; and

WHEREAS, as the investment, Purchaser desires to subscribe for and purchase from the Company [●] shares (the “Shares”) of common stock, par value $0.0001 per share, of the Company (“Common Stock”) for a purchase price per share equal to $0.42 per share, and the Company desires to issue and sell to Purchaser the Shares in consideration of the payment, by or on behalf of Purchaser to the Company, for the aggregate purchase price of $[●] (the “Purchase Price”).

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties agree as follows:

1. Purchase and Sale. Subject to the terms and conditions of this Agreement, on the Closing Date, the Purchaser shall purchase from the Company, and the Company shall sell and issue to the Purchaser [●] shares of Common Stock for an aggregate Purchase Price of $[●].

2. Closing. The purchase and sale of the Share shall take place on the date hereof (the “Closing”). At the Closing, the Purchaser shall deliver to the Company the aggregate amount of cash for the Purchase Price by wire transfer of immediately available funds to an account designated by the Company. The books and records of the Company shall be adjusted to reflect the issuance of the Shares to the Purchaser.

3. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as of the date hereof as follows:

a. Organization and Standing. The Purchaser has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

b. Authority; Enforceability. The execution and delivery by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser, and this Agreement constitutes the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms.

c. No Conflict. The execution and delivery by the Purchaser of this Agreement does not and the consummation by the Purchaser of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both) contravene, conflict with or result in a breach or violation of, or a default under, (i) any judgment, order, decree, statute, rule, regulation or other law applicable to the Purchaser or (ii) any contract, agreement or instrument by which the Purchaser is bound, including any investment restrictions or guidelines. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Purchaser in connection with the execution and delivery by the Purchaser of this Agreement or the consummation by the Purchaser of the transactions contemplated hereby.

d. Access to and Evaluation of Information Concerning the Company; General Solicitation. The Purchaser has:

(i) sufficient knowledge, sophistication and experience in business and financial matters and similar investments so as to be capable of evaluating the merits and risks of purchasing the Shares, including the risk that the Purchaser could lose the entire value of the Shares, and has so evaluated the merits and risks of such purchase;

(ii) become familiar with the business, financial condition and operations of the Company, has been given access to and an opportunity to examine such documents, materials and information concerning the Company as the Purchaser deems to be necessary or advisable in order to reach an informed decision as to an investment in the Company, to the extent that the Company possesses such information, has carefully reviewed and understands these materials and has had answered to the Purchaser’s full satisfaction any and all questions regarding such information; and

(iii) made such independent investigation of the Company, its management, and related matters as the Purchaser deems to be necessary or advisable in connection with the purchase of the Shares, and is able to bear the economic and financial risk of purchasing the Shares (including the risk that the Purchaser could lose the entire value of the Shares).

e. Accredited Investor; No Public Distribution Intent. The Purchaser is:

(i) an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and

(ii) purchasing the Shares for the Purchaser’s own benefit and account for investment only and not with a view to, or for resale in connection with, a public offering or distribution thereof, and will not sell, assign, transfer or otherwise dispose of any of the Shares, or any interest therein, in violation of the Securities Act or any applicable state securities law.

f. Non-reliance.

(i) The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Shares, it being understood that information and explanations related to the terms and conditions of the Shares and the other transaction documents that may have been presented by the Company at any time shall not be considered investment advice or a recommendation to purchase the Shares.

(ii) The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Shares or (B) made any representation to the undersigned regarding the legality of an investment in the Shares under applicable legal investment or similar laws or regulations. In deciding to purchase the Shares, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Shares is suitable and appropriate for the undersigned.

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(iii) Other than the representations and warranties of the Company set forth in Section 5, neither the Company nor any other Person makes any representation or warranty, expressed or implied, as to the accuracy or completeness of the information provided or to be provided to the Purchaser by or on behalf of the Company or related to the transactions contemplated hereby, and nothing contained in any documents provided or statements made by or on behalf of the Company to the Purchaser is, or shall be relied upon as, a promise or representation by the Company or any other Person that any such information is accurate or complete.

(iv) The undersigned specifically understands and agrees that no other Purchaser has made nor will make any representation or warranty with respect to the worthiness, terms, value or any other aspect of the Company, any Shares or the assets of the Company and it explicitly disclaims any warranty, express or implied, with respect to such matters. In addition, the undersigned specifically acknowledges, represents and warrants that (i) it is not relying on any other Purchaser for its own due diligence concerning, or evaluation of, the Company or any related transaction and (ii) that it is not relying on any other Purchaser with respect to tax and other economic considerations involved in an investment in the Company.

4. Acknowledgments and Agreements of the Purchaser. The Purchaser acknowledges and agrees as follows:

a. No Registration. Subject to Section 6, the Shares have not been registered under the Securities Act or the securities laws of any other jurisdiction and the offer and sale of the Shares are being made in reliance on one or more exemptions for private offerings under Section 4(a)(2) of the Securities Act and applicable securities laws.

b. Transfer Restrictions. Subject to Section 6, the Shares are subject to the restrictions on transfer under the Securities Act. Accordingly, no transfer of any of the Shares is permitted unless such transfer complies with the applicable provisions of the Securities Act. Purchaser acknowledges that the Share shall, as of the date hereof, be uncertificated. In the event that, at any time in the future, the Company shall elect to issue certificates evidencing the Shares, then, in addition, any certificate representing the Shares will bear a restrictive legend under the Securities Act.

5. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as of the date hereof as follows:

a. Organization and Standing. The Company is duly formed, validly existing and in good standing under the laws of the state of Delaware. The Company has all requisite power and authority to own, license and operate its properties, to carry on its business as now conducted and as proposed to be conducted and to execute and deliver this Agreement and to perform its obligations hereunder.

b. Authority. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and this Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

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c. No Conflict. The execution and delivery by the Company of this Agreement does not and the consummation by the Company of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with or result in a breach or violation of, or a default under, (i) the Company’s organizational documents, (ii) subject to the accuracy of the Purchaser’s representations and warranties in Section 3 of this Agreement, in any material respects, any judgment, order, decree, statute, rule, regulation or other law applicable to the Company or (iii) in any material respects, any material contract, agreement or instrument by which the Company is bound. No material consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Company in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, except such filings as have been made prior to the Closing, or such post-closing filings as may be required under the Securities Act and applicable state securities laws.

d. Validity of the Shares. Prior to the Closing, the Shares will have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be validly issued to the Purchaser free of any liens, claims or other encumbrances, except for restrictions on transfer provided for herein or under the Securities Act or other applicable securities laws.

6. Registration Rights. In connection with this Agreement, the Company agrees to use commercially reasonable efforts to register for resale the Shares issued pursuant to the Securities Act, by causing the Shares to be included for registration on the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”), Registration No. 333-276130 (the “Company S-1”), before the Company S-1 is declared effective by the SEC. The Company’s agreement set forth in the immediately preceding sentence shall be subject to limitation, restriction or modification to comply with any currently existing registration rights agreement entered into by the Company and any other financing instruments and facilities issued by or entered into by the Company.

7. Survival of Representations and Warranties and Acknowledgments and Agreements. All representations and warranties and acknowledgments and agreements contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any party or on its behalf.

8. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8).

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If to the Company:	OneMedNet Corporation

6385 Old Shady Oak Road, Suite 250

Eden Prairie, Minnesota 55344

Attn: Chief Executive Officer

If to Purchaser, at the addresses specified on the signature page hereto.

9. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

10. Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. However, neither this Agreement nor any of the rights of the parties hereunder may otherwise be transferred or assigned by any party hereto without the prior written consent of the other party. Any attempted transfer or assignment in violation of this Section 10 shall be void.

11. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

12. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

13. Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

14. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

15. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any jurisdiction other than those of the State of Delaware. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Delaware, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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16. Waiver of Jury Trial. Each party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

17. Counterparts. This Agreement may be executed and delivered in one or more counterparts (including by facsimile or any other form of electronic delivery (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method)) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

18. No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement on the date first written above.

ONEMEDNET CORPORATION

By:
Name:	Aaron Green
Title:	Chief Executive Officer

[●], as Purchaser

By:
Name:	[NAME]
Title:	[TITLE]
[ADDRESS]
[PHONE]
[EMAIL ADDRESS]

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